UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 7, 2006
(Date of earliest event reported)

POWER TECHNOLOGY, INC.
(Exact name of small Business Issuer as specified in its charter)

NEVADA	88-0395816
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)
541710
(Primary Standard Industrial Classification Code)
109 North Post Oak, Suite 422
Houston, Texas	77024
(Address of principle executive offices)	(Zip Code)

(713) 621-4310
Issuer’s telephone number, including area code

ITEM 8.01 OTHER EVENTS

On March 7, 2006, Power Technology received formal written notice from the United States Patent and Trademark Office of the Allowability of a Patent for its core battery technology.  A copy of the press release related to the notice is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit 99.1 Press release dated March 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER TECHNOLOGY, INC.

Date: March 8, 2006	By:	/s/ Bernard J. Walter
Bernard J. Walter
Chief Executive Officer and President